Exhibit 10.1
THIRD MODIFICATION AGREEMENT
     THIS THIRD MODIFICATION AGREEMENT (this “Modification”), dated as of this 5th of October, 2006, by and among NEIGHBORHOODS CAPITAL, LLC, a Virginia limited liability company, the limited liability companies identified above their executions hereof as Borrowers or Guarantors (Capital and each of the Borrowers and Guarantors, individually, an “Obligor”, and collectively, the “Obligors”); the parties identified above their executions hereof as Lenders and other Lenders who may become a party to the Agreement (as hereinafter defined) (each, a “Lender” and, collectively, the “Lenders”) and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, as a Lender, as Agent for the Lenders and as Issuing Lender.
RECITALS:
     WHEREAS, pursuant to a First Modified and Restated Loan Agreement dated November 15, 2004, as modified in a First Modification Agreement dated July 11, 2005 and in a Second Modification Agreement dated December 28, 2005, by and among the Obligors, the Lenders and the Agent (the “Agreement”), the Lenders have made a Credit Facility in the principal amount not to exceed at any time outstanding $150,000,000 available to the Obligors;
     WHEREAS, the Obligors, the Lenders and the Agent desire to modify, amend and confirm the Agreement and the other Loan Documents (as hereinafter defined) as set forth in this Modification; and
     WHEREAS, capitalized terms used but not defined in this Modification shall have the meanings ascribed to them in the Agreement; the Obligors’ respective indebtedness, duties and obligations under the Agreement and the other Loan Documents are hereinafter collectively called the “Obligations”; and all liens, security interests, assignments, superior titles, rights, remedies, powers, equities and priorities securing the Agreement and/or the other Loan Documents or providing to Lenders recourse with respect thereto, are hereinafter collectively called the “Liens.”
     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Obligors, the Lenders and the Agent agree to modify the Agreement as more specifically set forth below.
1.	Incorporation of Recitals; Defined Terms.
     The Recitals to this Modification are hereby incorporated into this Modification and made a part hereof.
2. Modification to Certain Provisions of Agreement.
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     (a) The definition of “Revolving Credit Maturity Date” set forth in Section 1.1 of the Agreement is hereby modified and restated as follows:
          “Revolving Credit Maturity Date” means December 1, 2009 or such later date to which the Revolving Credit Maturity Date may be extended under Section 2.7 hereof (but, if any such date shall not be a Business Day, the next Business Day thereafter), which date shall constitute the last day of the Revolving Credit Term.
     (b) The parties confirm that in consideration of this Modification, an Extension Fee in the amount of .125% of the Revolving Credit Commitment ($150 million) is due and payable to the Agent, for the ratable benefit of the Lenders, as provided in Section 4.4(c) of the Agreement. Other fees, charges and expenses shall continue to be due and payable as provided in the Agreement.
3.	Representations and Warranties.
     The Obligors, respectively, hereby reaffirm all of representations and warranties set forth in the Agreement and the other Loan Documents, and further represent and warrant that (a) the execution and delivery of this Modification do not contravene, result in a breach of, or constitute a default under, any deed of trust, loan agreement, indenture or other contract or agreement to which any Obligor is a party or by which any Obligor or any of its properties may be bound (nor would such execution and delivery constitute such a default with the passage of time or the giving of notice or both), and do not violate or contravene any law, order, decree, rule, regulation or restriction to which any Obligor or any of its properties is subject; (c) this Modification constitutes the legal, valid and binding obligation of each Obligor, enforceable in accordance with its terms; (d) the execution and delivery of, and performance under, this Modification are within each Obligor’s power and authority without the joinder or consent of any other party and are not in contravention of any law and have been duly authorized by all requisite action, and, are not in contravention of such Obligor’s certificate of organization, operating agreement or other limited liability company organizational documents if the Obligor is a limited liability company or such Obligor’s certificate of incorporation, by-laws or other corporate organizational documents if the Obligor is a corporation; (e) there exists no default under the Agreement or any other Loan Document; (f) there are no offsets, claims or defenses with respect to the Obligations or the Agreement or any other Loan Document; and (g) each Obligor other than S-M Financing is a duly organized and legally existing limited liability company in good standing under the laws of the Commonwealth of Virginia or, in the case of S-M Communities, Delaware, each Guarantor other than S-M Financing and S-M Communities is qualified to do business in the State of Maryland and S-M Financing is a duly organized and legally existing corporation in good standing under the laws of Delaware. Each Obligor further represents and warrants that, except as disclosed in writing to the Agent, there is no suit, judicial or administrative action, claim, investigation, inquiry, proceeding or demand pending (or, to such Obligor’s knowledge, threatened) against (i) any Obligor, or (ii) which affects the Collateral or any Obligor’s title to the Collateral purported to be owned by such Obligor, or (iii) which affects the validity, enforceability or priority of the Agreement or any other Loan Document or any Lien. Each Obligor, jointly and severally, agrees to indemnify and hold the Lenders harmless against any loss, claim, damage, liability or expense (including, without limitation, reasonable attorneys’
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fees) incurred as a result of any representation or warranty made by any Obligor herein which proves to be untrue or inaccurate in any material respect, and that, at Agent’s option, any such occurrence shall constitute an Event of Default.
4.	Renewal; Lien Continuation; No Novation.
     The Obligors, respectively, hereby renew the Obligations for which they are responsible under the Agreement, as modified by this Modification, and under the other Loan Documents and promise to pay and perform all Obligations for which they are responsible under the Agreement, as modified by this Modification, and the other Loan Documents. The Obligors, respectively, ratify and confirm the Liens as valid, subsisting and continuing to secure the Obligations, as modified by this Modification. This Modification shall not in any manner diminish, impair, release, waive or extinguish the Obligations or the Liens. The execution and delivery of this Modification shall not constitute a novation of the debt evidenced and secured by the Agreement and the other Loan Documents.
5.	Miscellaneous.
     Unless specifically modified in this Modification, all terms of the Agreement and the other Loan Documents shall remain in full force and effect. To the extent of any direct conflict between the Agreement and the other Loan Documents and this Modification, this Modification shall control. This Modification (a) shall bind and benefit the parties hereto and their respective successors and assigns; (b) shall be governed by the laws of the Commonwealth of Virginia and United States federal law; and (c) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when executed and delivered, shall constitute an original agreement enforceable against all who signed it without production of or accounting for any other counterpart, and all separate counterparts shall constitute the same agreement.
6.	Reaffirmation of Guaranty.
     Without limiting the other provisions of this Modification, each Guarantor hereby consents to and joins in this Modification and hereby declares to and agrees with the Lenders that the Guaranty is and shall continue in full force and effect for the benefit of Lenders with respect to the Obligations, as modified by this Modification, that there are no offsets, claims or defenses of Guarantor with respect to the Guaranty or the Obligations, that the Guaranty is not diminished or impaired, released, waived or extinguished in any way by this Modification or the transactions contemplated hereby, and that the Guaranty is hereby ratified and confirmed in all respects. Each Guarantor further hereby reaffirms all of the representations and warranties set forth in the Guaranty. Each Guarantor acknowledges that the Lenders would not execute this Modification or otherwise consent to its terms without the foregoing agreements.
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     WITNESS THE FOLLOWING EXECUTIONS AND SEALS.

OBLIGORS:

BORROWERS:

NEIGHBORHOODS CAPITAL, LLC

By:	/s/ Martin K. Alloy	(SEAL)

Name: Martin K. Alloy
Title: Chairman

BRAM NEIGHBORHOODS, LLC,
GLENKIRK NEIGHBORHOODS, LLC,
GLYNN TARRA ESTATES, LLC,
NEIGHBORHOODS I, L.L.C.,
NEIGHBORHOODS II, LLC,
NEIGHBORHOODS III, LLC,
NEIGHBORHOODS IV, LLC,
COLES RUN NEIGHBORHOODS, LLC,
ZION NEIGHBORHOODS, LLC,
WALL NEIGHBORHOODS, LLC,
MARUMSCO NEIGHBORHOODS, LLC,
NEIGHBORHOODS VI, LLC,
BEECH GROVE NEIGHBORHOODS, LLC,
NEIGHBORHOODS V, LLC,
LANDMARK NEIGHBORHOODS, LLC,
BRAM III NEIGHBORHOODS, LLC,
OLD DOMINION NEIGHBORHOODS, LLC,
SPRING PARK NEIGHBORHOODS, LLC,
FAIR OAKS NEIGHBORHOODS, LLC and
SHIRLINGTON NEIGHBORHOODS, LLC

By:	NEIGHBORHOODS CAPITAL, LLC,
its Sole Member

By:	/s/ Martin K. Alloy	(SEAL)

Name: Martin K. Alloy
Title: Chairman
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GUARANTORS:

STANLEY-MARTIN COMMUNITIES, LLC
a Delaware limited liability company

By:		/s/ Martin K. Alloy	(SEAL)

Name: Martin K. Alloy
Title: Chairman

STANLEY-MARTIN FINANCING CORP.,
a Delaware corporation

By:		/s/ Martin K. Alloy	(SEAL)

Name: Martin K. Alloy
Title: Chairman

KF NEIGHBORHOODS, L.L.C.,
KF II NEIGHBORHOODS, LLC and
WILDEWOOD NEIGHBORHOODS, LLC

By:		NEIGHBORHOODS CAPITAL, LLC,
its Sole Member

	By:	Martin K. Alloy	(SEAL)

Name: Martin K. Alloy
Title: Chairman
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AGENT AND LENDER:

WACHOVIA BANK, NATIONAL ASSOCIATION,
as Agent and Lender, including as successor
in merger to SouthTrust Bank

By:	/s/ Michael R. Jordan	(SEAL)

Name: Michael R. Jordan
Title: SVP
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OTHER LENDERS:

BRANCH BANKlNG AND TRUST COMPANY

By:	/s/ Gregg E. Dougherty		(SEAL)

	Name:	Gregg E. Dougherty
	Title:	SVP

KEYBANK NATIONAL ASSOCIATION

By:	/s/ Linda Long		(SEAL)

	Name:	Linda Long
	Title:	Senior Vice President

FIRST HORIZON HOME LOAN CORPORATION

By:	/s/ Alan Drewer		(SEAL)

	Name:	Alan Drewer
	Title:	SVP
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